UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Impinj, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37824	91-2041398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Fairview Avenue North Suite 1200
Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 517-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of Impinj, Inc. (the “Company”), the Company’s board of directors (the “Board”), acting upon the recommendation of its Nominating and Corporate Governance Committee, adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other changes, the amendments effected by the Amended and Restated Bylaws:

•
Update the Company’s advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including by:
o
Adjusting the deadlines for any notice of a stockholder nomination for directors or submission of stockholder proposals (other than proposals submitted under Rule 14a-8 of the Exchange Act) (Sections 2.4(i)(a) and 2.4(iii)(a));
o
Updating the definition of “Public Announcement” to include any means reasonably designed to inform the public or stockholders, including posting on the Company’s investor relations website (Section 2.4(i)(a));
o
Updating the information required to be included in a stockholder’s notice to include, among other items: (i) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any stockholder associated person has a right to vote any shares of any security of the Company; (ii) any performance-related fees to which the stockholder based on the performance of the Company’s securities; (iii) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action; and (iv) a representation and undertaking as to whether such stockholder or any stockholder associated person or others acting in concert with them intends, or is part of a group that intends, to (1) deliver a proxy statement or form of proxy to or otherwise solicit proxies from holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or (2) otherwise solicit proxies from stockholders in support of such proposal (Section 2.4(i)(b));
o
Requiring that a stockholder’s notice and any additional information submitted in connection with such notice be further updated and supplemented, if necessary, so that the information in such notice is true and correct as of the record date(s) for determining stockholders entitled to notice of, and to vote at, the applicable meeting (Section 2.4(i)(b));
o
Limiting the number of director candidates a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such meeting (Section 2.4(ii)(a));
o
Requiring a stockholder’s notice, if it pertains to the nomination of directors, to include, with respect to each director candidate, among other items: (i) all information relating to such person that is required to be disclosed in connection with solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to the Section 14 of the Exchange Act; (ii) a written statement executed by the nominee (1) consenting to being named as a nominee of such stockholder, (2) consenting to being named in the Company’s form of proxy pursuant to Rule 14a-19 under the Exchange Act, (3) consenting to serving as a director of the Company if elected and (4) acknowledging that such nominee, if elected, intends to tender, promptly following such person’s election, an irrevocable resignation effective upon such person’s failure to receive the required vote for election at the next meeting at which such person would again face election and upon acceptance of such resignation by the Board, in accordance with the Company’s corporate governance guidelines; (iii) any third-party compensation arrangements; (iv) all information required by Item 404 under Regulation S-K as if such stockholder and any stockholder associated person were the “registrant” for purposes of such rule and such nominee were a director or executive officer of such registrant; and (v) a statement as to whether such stockholder or any stockholder associated person intends to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19 (Section 2.4(ii)(b)(1)-(2));
o
Updating the information required to be furnished to the Company, at the Board’s request, by any person nominated by a stockholder for election or re-election as a director of the Company (Section 2.4(ii)(c));
o
Requiring any stockholder submitting a director nomination notice to provide to the Company, no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof, reasonable evidence that the stockholder has complied with Rule 14a-19 (Section 2.4(ii)(c));
o
Specifying that if a stockholder fails to comply with the requirements of Rule 14a-19 or provide the Company with reasonable evidence of such compliance, then such stockholder’s director nominees will be ineligible for election at the meeting and any votes or proxies in respect of such nominees will be disregarded, notwithstanding that such proxies may have been received by the Company and counted for the purposes of determining quorum (Section 2.4(ii)(c)); and

•
Modify the provisions relating to (i) stockholder meeting adjournment procedures; (ii) conduct of business at stockholder meetings; and (iii) the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL (Sections 2.7, 2.8, and 2.13).
•
Designate the federal district courts of the United States as the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities (Section 9.5).
•
Make other updates, including ministerial, clarifying and conforming changes, and technical edits and updates, as well as additional changes to reflect recent amendments to the DGCL.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Bylaws of Impinj, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.

Date:	February 28, 2023	By:	/s/ Chris Diorio
Chris Diorio Chief Executive Officer